SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D. C.  20549


                                           FORM 8-K


                                        CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  March 20, 1995
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                                   Homestake Mining Company
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                    (Exact name of Registrant as specified in its charter)



       Delaware                        1-8736               94-2934609
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   (State or other                (Commission            (I.R.S. Employer
   jurisdiction of                File Number)           Identification
   incorporation)                                        Number)



               650 California Street, San Francisco, California      94108-2788
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                (Address of principal executive offices)            (Zip Code)

   Registrant's telephone number, including area code:(415) 983-8150
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   Item 5.     Other

   This Form 8-K is submitted to file the documents listed below in the Exhibit Index.



   Exhibit Index  (Exhibits filed herewith electronically.)

   Exhibit 10.1 Amended and Restated Credit Agreement dated as of September 30, 1994 between the Registrant, the Lenders, Bank of Nova Scotia and Canadian Imperial Bank of Commerce as managing agents, and Canadian Imperial Bank of Commerce as administrative agent.

   Exhibit 10.2   Retirement plan for outside directors of the Registrant.



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Dated:  March 20, 1995
                                                  HOMESTAKE MINING COMPANY
                                                   (Registrant)




                                             By:/s/ David W. Peat
                                                -----------------------------
                                                 David W. Peat
                                                 Controller (Principal
                                                 Accounting Officer)




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